Exhibit 10.1

AMENDMENT NO. 1
Dated as of April 17, 2025
to
CREDIT AGREEMENT
Dated as of November 22, 2022
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 17, 2025 by and among Akamai Technologies, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of November 22, 2022 by and among the Company, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that each of the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:”
(a)Section 1.01 of the Credit Agreement is hereby amended to restate the definitions of “Adjusted Daily Simple RFR” and “Adjusted Term SOFR Rate” appearing therein in their entirety as follows:
“Adjusted Daily Simple RFR” means, (i) with respect to any RFR Borrowing denominated in Pounds Sterling, an interest rate per annum equal to the Daily Simple RFR for Pounds Sterling, and (ii) with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to the Daily Simple RFR for Dollars; provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term

SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Company, each of the Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment, in each case to the extent invoiced and to the extent required to be paid or reimbursed by the Company pursuant to Section 9.03 of the Credit Agreement.
3.Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and immediately after giving effect to this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (other than the representations and warranties contained in Sections 3.04(b) and 3.06(a) of the Credit Agreement) are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect are true and correct in all respects) as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
AKAMAI TECHNOLOGIES, INC.,
as the Company

By:___/s/ Kate Walden____________________
Name: Kate Walden
Title: Vice President, Assistant General Counsel

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:__/s/ Ryan Zimmerman ____________________
Name: Ryan Zimmerman
Title: Executive Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:__/s/ Folarin B. Ogunsemowo _________
Name: Folarin B. Ogunsemowo
Title: Sr. Associate – Credit Officer

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.

CITIBANK, N.A.,
as a Lender

By:___/s/ Daniel Boselli ___________________
Name: Daniel Boselli
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:__/s/ Atu Koffie-Lart _________________
Name: Atu Koffie-Lart
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:_/s/ Andrew Everett __________________
Name: Andrew Everett
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:_/s/ Jon Colquhoun ______________________
Name: Jon Colquhoun
Title: Managing Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 22, 2022
Akamai Technologies, Inc.